Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of U.S. Xpress Enterprises, Inc. (the "Company") on Form 10-Q for the period ending March 31, 2019, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Eric Peterson, Chief Financial Officer of the Company, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify, that to the best of my knowledge:

(1)          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 7, 2019	/s/ Eric Peterson
Eric Peterson
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to U.S. Xpress Enterprises, Inc. and will be retained by U.S. Xpress Enterprises, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Back to Form 10-Q